UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2019

WAGEWORKS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35232	94-3351864
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1100 Park Place, 4th Floor San Mateo, California		94403
(Address of principal executive offices)		(Zip Code)

(650) 577-5200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

WageWorks, Inc. (the “Company”) issued a press release announcing an investor call to discuss the Company’s recent financial results and financial outlook. A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated by reference herein.

The information in Item 7.01 (including Exhibit 99.1) of this Current Report on Form 8-K is being furnished, not filed, in accordance with the provisions of General Instruction B.2 of Form 8-K. Accordingly, the information in Item 7.01 of this Form 8-K will not be incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933 unless specifically identified therein as being incorporated therein by reference.

Cautionary Statement Concerning Forward Looking Statements

This Form 8-K certain matters to be discussed on the conference call contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements that include the words “anticipates,” “expects,” “believes,” “intends,” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could” are generally forward-looking in nature and not historical facts. Forward-looking statements are based on management’s current expectations or beliefs about the Company’s future plans, expectations and objectives. These forward-looking statements are not historical facts and are subject to risks and uncertainties that could cause the actual results to differ materially from those projected in these forward-looking statements including, but not limited to the risk that the Company may be delisted from the NYSE. For a discussion of this and other related risks, please refer to the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the most recent Annual Report on Form 10-K filed with the SEC and similar disclosures in subsequent periodic and current reports filed with the SEC. Readers of this Form 8-K are cautioned not to place undue reliance on forward-looking statements contained herein, which speak only as of the date of this Form 8-K.

Item 9.01.	Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated March 14, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAGEWORKS, INC.

Dated: March 14, 2019	By:	/s/ Ismail Dawood
	Name:	Ismail Dawood
	Title:	Chief Financial Officer